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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 26, 1998


                                 amdiv.com, inc.
                 (FORMERLY AMERICAN DIVERSIFIED HOLDINGS, INC.)
             (Exact name of registrant as specified in its charter)


        NEVADA                      000-23615                 86-0854150
    (State or other                (Commission             (I.R.S. Employer
     jurisdiction                 File Number)            Identification No.)
   of incorporation)

                 10900 Wilshire Boulevard, 9th Floor     90024
               (Address of principal executive offices)(Zip Code)


       Registrant's telephone number, including area code: (310) 209-5090


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ITEM 5         OTHER EVENTS

        Effective December 3, 1998, the Company changed its corporate name to: amdiv.com, inc.

ITEM 7(C)      EXHIBITS.

       The following exhibit is filed as part of this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit      Name of Exhibit
-------      ---------------

3.1.7        Amendment to Articles of Incorporation dated December 3, 1998

10.6         1998 Stock Option and Incentive Plan adopted as of May 26, 1998

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        amdiv.com, inc
                                        (registrant)

Date:  December 8, 1998                 By:   /s/ James Buchanan Rea, Jr.
                                              ----------------------------------
                                              James Buchanan Rea, Jr., President

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                                  EXHIBIT INDEX


Exhibit    Name of Exhibit
-------    ---------------

 3.1.7     Amendment to Articles of Incorporation dated December 3, 1998

10.6       1998 Stock Option and Incentive Plan adopted as of May 26, 1998